UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2013

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

  Wells Real Estate Investment Trust II, Inc.
6200 The Corners Parkway
Norcross, GA 30092-3365
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On March 1, 2013, Columbia Property Trust, Inc. ("Columbia Property Trust"), formerly known as Wells Real Estate Investment Trust II, Inc., issued a press release and sent a letter to its stockholders to announce its new name and headquarters, a new management structure, and a new chairman of the Board. These events are discussed in more detail in Columbia Property Trust's From 10-K filed on February 28, 2013. A copy of this press release and letter are provided at Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 are furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release
99.2	Announcement Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: March 1, 2013	By:	/s/ E. Nelson Mills
E. Nelson Mills
President